Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

of

AMERICAN MEDIA, INC.

Exchange Offer for

$365,000,000

11.5% First Lien Senior Secured Notes due 2017

Pursuant to the Prospectus Dated             , 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2012 UNLESS WE EXTEND THE EXCHANGE OFFER IN OUR SOLE DISCRETION (SUCH TIME, THE “EXPIRATION TIME”). YOU MAY WITHDRAW YOUR TENDER OF ORIGINAL NOTES AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The exchange agent for the exchange offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Mail, Hand or Overnight Delivery:

Wilmington Trust, National Association

c/o Wilmington Trust Company

Corporate Capital Markets

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1626

By Facsimile:

(302) 636-4139

For Information or Confirmation by Telephone:

Sam Hamed

(302) 636-6181

Delivery of this letter of transmittal to an address other than as set forth above or transmission via facsimile to a number other than as set forth above does not constitute valid delivery of this letter of transmittal.

The undersigned acknowledges receipt of the prospectus dated             , 2012 (the “prospectus”) of American Media, Inc. (the “Issuer”), and this letter of transmittal (this “letter of transmittal”), which together describe the Issuer’s offer (the “exchange offer”) to exchange its 11.5% First Lien Senior Secured Notes due 2017 (the “exchange notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of its outstanding 11.5% First Lien Senior Secured Notes due 2017 (the “original notes”). The original notes were issued on December 1, 2010.

Broker-dealers receiving exchange notes in exchange for original notes acquired for their own account through market-making or other trading activities must acknowledge that they will deliver this prospectus in any resale of the exchange notes. The prospectus, as it may be amended or supplemented from time to time, may be used by a broker dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired by such broker-dealer as a result of market making activities or other trading activities. The Issuer has agreed that, for a period of 180 days after the consummation of the exchange offer, it will make the prospectus, as amended or supplemented, available to any broker dealer for use in connection with any such resale. In addition, until             , 2012, all dealers effecting transactions in the exchange notes, whether or not participating in the exchange offer, may be required to deliver a prospectus.

The Issuer will not receive any proceeds from any sale of exchange notes by broker dealers. Exchange notes received by broker dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker dealer and/or the purchasers of any such exchange notes. Any broker dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period of 180 days following the consummation of the exchange offer, the Issuer will promptly send additional copies of the prospectus and any amendment or supplement to the prospectus to any broker dealer that requests such documents in this letter of transmittal. The Issuer has agreed to pay all expenses incident to the exchange offer (including the reasonable fees and disbursements of one counsel for the initial purchasers of the original notes). The Issuer also has agreed to indemnify the holders of the exchange notes and the original notes (including any broker dealers) against certain liabilities, including liabilities under the Securities Act.

The terms of the exchange notes are substantially identical to the terms of the original notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the original notes do not apply to the exchange notes.

Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND

THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the original notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

Name(s) and address(es) of registered holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such original notes. See instruction 2.

Holders of original notes who are unable to deliver confirmation of the book-entry tender of their original notes into the exchange agent’s account at The Depository Trust Company (“DTC”) or all other documents of transmittal to the exchange agent on or prior to the expiration time must tender their original notes according to the guaranteed delivery procedures set forth in the prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this letter of transmittal means any person in whose name original notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose original notes are held of record by DTC.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver such information as may be reasonably requested by the Issuer and deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the exchange offer with respect to original notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, or any broker-dealer who purchased original notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for original notes in a principal amount not tendered, or exchange notes issued in exchange for original notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Form W-9 Enclosed Separately Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for original notes in a principal amount not tendered, or exchange notes issued in exchange for original notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver Certificate(s) to:

Name
(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Form W-9 Enclosed Separately Herewith)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Issuer the principal amount of the original notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the original notes tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such original notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer, in connection with the exchange offer) to cause the original notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the original notes and to acquire exchange notes issuable upon the exchange of such tendered original notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered original notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the original notes tendered hereby further represent and warrant that (i) the exchange notes acquired by the undersigned and any such beneficial owner of original notes pursuant to the exchange offer are being acquired in the ordinary course of business, (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of the original notes or the exchange notes within the meaning of the Securities Act, (iii) if the undersigned or any such beneficial owner is not a broker-dealer, that neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such exchange notes, (iv) neither the undersigned nor any such other person is an “affiliate,” as defined in Rule 405 promulgated under the Securities Act, of the Issuer or if the undersigned is an “affiliate,” such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned or any such beneficial owner is a broker-dealer, that it will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities and that it will provide such information as may be reasonably requested by the Issuer and deliver a prospectus in connection with any resale of such exchange notes. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the exchange offer for the purpose of participating in a distribution of the exchange notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the exchange notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the prospectus under the caption “The exchange offer—Purpose and Effect of this exchange offer.” The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby.

For purposes of the exchange offer, the Issuer shall be deemed to have accepted validly tendered original notes when, as and if the Issuer had given oral notice (confirmed in writing) or written notice thereof to the exchange agent.

If any tendered original notes are not accepted for exchange pursuant to the exchange offer because of an invalid tender, the occurrence of certain other events set forth in the prospectus or otherwise, any such unaccepted original notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration time.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of original notes pursuant to the procedures described under the caption “The exchange offer—Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption “The exchange offer—Withdrawal of Tenders.”

Unless otherwise indicated under “Special Exchange Instructions,” please cause the exchange notes to be issued, and return any original notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of original notes tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates for original notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for exchange notes, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Exchange Instructions” and “Special Delivery Instructions” are completed, please cause the exchange notes to be issued, and return any original notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such original notes or exchange notes to, the person(s) so indicated (and in the case of original notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuer has no obligation, pursuant to the “Special Exchange Instructions,” to transfer any original notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the original notes so tendered.

Holders of original notes whose original notes are not immediately available or who cannot deliver all other required documents to the exchange agent on or prior to the expiration time or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their original notes according to the guaranteed delivery procedures set forth in the prospectus.

TENDERING HOLDER(S) SIGN HERE

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for original notes hereby tendered or in whose name original notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See instruction 3.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification:

SIGNATURE GUARANTEE

(IF REQUIRED — SEE INSTRUCTION 3)

Authorized Signature:

Name(s):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No.:

Dated:                     , 2012

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of original notes may tender the same by (i) properly completing, dating and signing this letter of transmittal or a facsimile hereof (all references in the prospectus to this letter of transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the original notes being tendered and any required signature guarantees and any other documents required by this letter of transmittal, to the exchange agent at its address set forth above prior to the expiration time, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of original notes may tender original notes by book-entry transfer by crediting the original notes to the exchange agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer. DTC participants that are accepting the exchange offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the exchange agent for its acceptance in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such original notes all provisions of this letter of transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the exchange agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the exchange offer by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF ORIGINAL NOTES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER’S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION TIME. HOLDERS SHOULD NOT SEND US THE LETTER OF TRANSMITTAL OR ORIGINAL NOTES. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

Holders whose original notes are not immediately available or who cannot deliver their original notes and all other required documents to the exchange agent on or prior to the expiration time or comply with book-entry transfer procedures on a timely basis must tender their original notes pursuant to the guaranteed delivery procedure set forth in the prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the expiration time, the exchange agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message and notice of guaranteed delivery setting forth the name and address of the tendering holder, the registered numbers of the original notes, the principal amount of original notes tendered; stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the expiration time, this letter of transmittal or facsimile thereof together with the original notes or a book-entry confirmation, and any other documents required by this letter of transmittal will be deposited by the eligible institution with the exchange agent; and (iii) all tendered original notes (or a confirmation of any book-entry transfer of such original notes into the exchange agent’s account at a book-entry transfer facility) as well as this letter of transmittal and all other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the expiration time, all as provided in the prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this letter of transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the original notes for exchange.

2. Partial Tenders; Withdrawals.

If less than the entire principal amount of original notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of original notes tendered in the box entitled “Description of original notes Tendered Herewith.” A newly issued certificate for the original notes submitted but not tendered will be sent to such holder as soon as practicable after the expiration time. All original notes delivered to the exchange agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the exchange offer may be withdrawn at any time prior to the expiration time.

To be effective with respect to the tender of original notes, (i) a written notice of withdrawal, which notice may be by telegram, telex, facsimile transmission or letter, must be received by the exchange agent at the address for the exchange agent set forth above; or (ii) holders must comply with the appropriate procedures of DTC’s Automated Tender Offer Program system. For a notice of withdrawal to be effective, it must (i) specify the name of the person who tendered the original notes to be withdrawn; (ii) identify the original notes to be withdrawn (including the principal amount of such original notes, or, if applicable, the serial numbers shown on the particular certificates evidencing such original notes and the principal amount of original notes represented by such certificates); (iii) where certificates for original notes have been transmitted, specify the name in which such original notes were registered, if different from that of the withdrawing holder; (iv) include a statement that such holder is withdrawing its election to have such original notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this letter of transmittal (with signatures guaranteed by an eligible institution unless such holder is an eligible institution). The exchange agent will return the properly withdrawn original notes promptly following receipt of notice of withdrawal. If original notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn original notes and otherwise comply with the procedures of such facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

Any original notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any original notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the procedures described above, such original notes will be credited to an account maintained with DTC for original notes) promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn original notes may be retendered by following one of the procedures described under the caption “The exchange offer—Procedures for Tendering” in the prospectus at any time prior to the expiration time.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this letter of transmittal is signed by the registered holder(s) of the original notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the original notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of original notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of original notes.

When this letter of transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include DTC) of original notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless exchange notes issued in exchange therefor are to be issued, or original notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder.

Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution. Signatures on this letter of transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, unless the original notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter of transmittal or (ii) for the account of an eligible institution.

If this letter of transmittal is signed by a person other than the registered holder of any original notes listed on the original notes, such original notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder’s name appears on the original notes and an eligible institution must guarantee the signature on the bond power.

If this letter of transmittal or any original notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, they should also submit evidence satisfactory to us of their authority to deliver this letter of transmittal.

4. Special Exchange and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the exchange notes or certificates for original notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering original notes by book-entry transfer may request that original notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. Transfer Taxes.

The Issuer shall pay all transfer taxes, if any, applicable to the exchange of original notes under the exchange offer. If, however, certificates representing original notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of any person other than the registered holder of the original notes tendered hereby, or if tendered original notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of original notes under the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes is not submitted herewith, the amount of such transfer taxes will be billed to that tendering holder.

6. Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the prospectus.

7. Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose original notes have been mutilated, lost, stolen or destroyed, should contact the exchange agent at the address indicated above for further instructions.

8. Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or original notes will be resolved by the Issuer whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to the particular original notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuer, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuer’s interpretation of the terms and conditions of the exchange offer shall be final and binding.

9. Form W-9; Form W-8.

Each U.S. holder of original notes whose original notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Form W-9, which is enclosed separately herewith, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on the exchange. If the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the Form W-9, enclosed separately herewith, and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. If such holder fails to provide a TIN by the time of the exchange, backup withholding may apply. A non-U.S. holder will be subject to backup withholding unless such holder provides an applicable Form W-8 certifying its non-U.S. status. The applicable Form W-8 can be obtained from the exchange agent.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number set forth above. In addition, all questions relating to the exchange offer, as well as requests for assistance or additional copies of the prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of U.S. federal income tax matters set forth in this letter of transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties that may be imposed on the taxpayer under the Internal Revenue Code of 1986, as amended. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

Each tendering holder or other payee (“Payee”) that is a U.S. Person is required to provide a correct taxpayer identification number (“TIN”) and certain other information on Form W-9, which is enclosed separately herewith. If the Payee is receiving payment for a tendered Note, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form W-9. A taxpayer’s TIN generally is the taxpayer’s Social Security or federal Employer Identification Number.

If the tendering Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write “APPLIED FOR” in the space for the TIN provided on the Form W-9, enclosed separately herewith, and complete the attached “Certificate of Awaiting Taxpayer Identification Number”. In such case if a TIN has not been provided by the time of the exchange, backup withholding at a rate of 28% may apply.

Certain Payees are not subject to backup withholding tax. Such Payees should furnish their TIN and sign, date and return the Form W-9, enclosed separately herewith, to the exchange agent. See the Form W-9, enclosed separately herewith, for additional instructions.

Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY.

Consequences of Failure to File Form W-9 or Form W-8

Failure to provide the information on the Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenues Service and federal income tax backup withholding at a rate of 28% on the exchange. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service assuming it timely provides required information to establish an exemption from backup withholding.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number in the near future 28 percent of all reportable cash payments made to me will be withheld until a taxpayer identification number is provided.

Signature:	Date: